EXHIBIT 10.2(a)

CHUBB                     EXECUTIVE PROTECTION POLICY
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DECLARATIONS

EXECUTIVE PROTECTION POLICY

Policy Number 8132-05-32E

Federal Insurance Company, a stock insurance company, incorporated under the laws of Indiana, herein called the Company.

Item 1. Parent Organization:
        ROUNDY'S, INC.

        23000 ROUNDY DRIVE
        PEWAUKEE, WISCONSIN 53072

Item 2.  Policy Period:         From 12:01 A.M. on NOVEMBER 01, 2001
                                To   12:01 A.M.    NOVEMBER 01, 2002
                                Local time at the address shown in Item 1.

Item 3. Coverage Summary
`       Description
        -----------
        GENERAL TERMS AND CONDITIONS
        EXECUTIVE LIABILITY AND INDEMNIFICATION

Item 4. Termination of
        Prior Policies: 8132-05-32D

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.


FEDERAL INSURANCE COMPANY


HENRY G. GULICK        DEAN R. O'HARE        ROBERT HAMBURGER
---------------        ---------------       -------------------------
Secretary              President             Authorized Representative



Form 14-02-0941 (Ed. 1-92)                                        Page 2 of 5



                                EXHIBIT 10.2(a)

CHUBB                     EXECUTIVE PROTECTION POLICY
-------------------------------------------------------------------------------

                                             DECLARATIONS

                                             EXECUTIVE LIABILITY AND
                                             INDEMNIFICATION COVERAGE SECTION



Item 1.      Parent Organization:
             ROUNDY'S, INC.

Item 2.      Limits of Liability:

             (A)  Each Loss $15,000,000.
             (B)  Each Policy Period $15,000,000.

             Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.      Coinsurance Percent: NONE

Item 4.      Deductible Amount:

                  Insuring Clause 2         $ 150,000.

Item 5.      Insured Organization:
             ROUNDY'S, INC.
             AND ITS SUBSIDIARIES
             RICHWOOD CARDINAL SUPERMARKET

Item 6.      Insured Persons:
             Any person who has been, now is, or shall become a director, officer, member, or partner of the Insured Organization, including Trustees, Advisory Committee, and Sherry Noll, Risk Manager at Roundy's Inc.

Item 7.      Extended Reporting Period:

             (A) Additional Premium: 150% OF ANNUAL PREMIUM
             (B) Additional Period: 6 YEARS

Item 8.      Pending or Prior Date: SEE ENDT

Item 9.      Continuity Date: 06-13-83


Form 14-02-0943 (Ed. 1192)                                        Page 1 of 11